MERRILL LYNCH
GLOBAL SMALLCAP
FUND, INC.








FUND LOGO








Annual Report

June 30, 1997




Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Andrew John Bascand, Vice President
Hubert Aarts, Vice President
R. Elise Baum, Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President
James Russell, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.


Merrill Lynch
Global SmallCap
Fund, Inc.
Management Team

Andrew John Bascand--Senior Portfolio Manager/Asset Allocator. As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in the United States, Europe, the emerging markets and the Pacific Basin.

R. Elise Baum--Co-Portfolio Manager--North American Investments. Ms. Baum is primarily responsible for the Fund's investments in the United States and Canada.

Hubert Aarts--Co-Portfolio Manager--European Investments. Mr. Aarts is primarily responsible for the Fund's European investments.

Grace Pineda--Co-Portfolio Manager--Emerging Markets Investments.
Ms. Pineda is primarily responsible for investments in emerging markets in Latin America and Asia.

James Russell--Co-Portfolio Manager--Japanese Investments. Mr.
Russell is primarily responsible for the Fund's Japanese investments.


Important Tax
Information

The following information summarizes all per share distributions paid by Merrill Lynch Global SmallCap Fund, Inc. during its fiscal year ended June 30, 1997:
                                     Qualifying  Non-Qualifying  Interest
                                      Domestic      Domestic       from      Foreign     Total     Foreign Taxes  Long-Term
                  Record     Payable  Ordinary      Ordinary      Federal    Source     Ordinary     Paid or      Capital
                   Date       Date     Income        Income     Obligations  Income      Income      Withheld      Gains
Class A Shares   12/11/96   12/19/96   $.023388     $.532190     $.008089   $.146830    $.710497     $.019182    $.185242

Class B Shares   12/11/96   12/19/96   $.019780     $.450098     $.006841   $.124181    $.600900     $.019182    $.185242

Class C Shares   12/11/96   12/19/96   $.020111     $.457622     $.006956   $.126257    $.610946     $.019182    $.185242

Class D Shares   12/11/96   12/19/96   $.022492     $.511807     $.007779   $.141206    $.683284     $.019182    $.185242

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



DEAR SHAREHOLDER


Global equity markets produced positive returns during the quarter ended June 30, 1997, continuing the strong performance of the March 31, 1997 quarter. The US dollar total return of the unmanaged Salomon Brothers Extended Market Index (SEMI), a global small cap index, during the three months ended June 30, 1997 was +11.27%. During the June quarter, small cap issues underperformed large cap issues. The US dollar total return of the unmanaged Financial Times/ S&P--Actuaries World Index, an indicator of large cap performance, was +15.07%.

In US dollar terms, the best performing small cap equity markets were Spain, Japan, Hong Kong and Switzerland with returns of +22%, +18%, +17% and +17%, respectively. After slipping early in the June quarter, US small cap equities recovered and returned +15%. According to the International Finance Corp., emerging markets equities rose 5%, with Latin American equity markets increasing by 20%, during the June quarter.

For the three months ended June 30, 1997, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +9.08%, +8.88%, +8.79% and +9.11%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

The Fund's underperformance during the June quarter reflected the negative impact of overweighted positions in Continental European small caps and Asian emerging markets, especially Indonesia, together with the underweighted position in the US market. However, the outperformance of Japanese and Latin American equities enhanced performance.

Portfolio Matters and
Investment Stance
Our strategic investment stance was little changed during the June quarter. We increased US small cap exposure in April, following a period of US underperformance, although we continued to favor emerging markets small cap equities over the US market. We reduced overweighted positions in Continental Europe, Japan and Pacific Basin small caps and increased the overweighted position in emerging markets small cap issues. As of June 30, 1997, the Fund had 17% of net assets invested in emerging markets small cap equities, with a concentration in Indonesia, Brazil and Poland. The Fund was invested approximately 26% in the US, 19% in Japan, 26% in Continental Europe, and 7% in the United Kingdom.

During the three months ended June 30, 1997, US economic growth slowed from the exceptionally strong pace of the March quarter. The US Treasury yield curve shifted down, on average, by around 50 basis points (0.50%), with the 10-year Treasury bond yield reaching 6.4% in late June. However, leading indicators of US production, housing and consumer confidence suggest the continuation of above-trend US economic growth. It now appears that the US Treasury market largely discounted the pause in economic activity that occurred in the June quarter.

Against the backdrop of rising US wage pressures, there are signs in the national accounts data of a decline in profit margins. We believe that there is little scope for a further expansion for US earnings relative to aggregate nominal gross domestic product growth. US equities remain exposed to a tightening of monetary policy and a downturn in corporate profitability. However, the significant underperformance of US small caps relative to large caps, especially for 1997-to-date, suggests that US smaller companies may not be significantly exposed to the impact of tighter monetary policy and a deterioration in profits growth.

Japanese economic indicators were recently distorted by the raising of the consumption tax in April. However, investors gradually accepted the view that the economy has gained sufficient momentum to withstand the negative impact of tax increases. For example, the 10-year Japanese government bond yield rose from an April low of 2.3% to 2.6% over the quarter ended June 30, 1997, and the yen appreciated sharply against both the US dollar and the Deutschemark. Stronger economic conditions improved assisted equity investor confidence and the performance of Japanese small caps.

Continental European economic indicators suggested a steady improvement in the economic outlook. However, unemployment rates remain too high against the backdrop of tightening fiscal positions. The social implications of current economic conditions and policies are increasingly evident in political outcomes. The increasing likelihood of a broad, and possibly delayed, European Monetary Union
(EMU) continued to erode confidence in EMU currencies. Currency weakness in Europe provided a much-needed impetus to earnings growth expectations and, together with a likely maintenance of relatively low interest rates, should continue to spur a gradual economic recovery.

Fiscal Year in Review
For the year ended June 30, 1997, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +7.53%, +6.47%, +6.38% and +7.27%, respectively, while the unmanaged SEMI total return was +10.19% over the same 12-month period in US dollar terms.

The year was marked by a significant recovery in economic activity in the United States and a continued appreciation of the US dollar. Another development that impacted international markets was the continued anticipation of convergence in European monetary policy, which drove many European equity markets to new highs in early 1997. However, toward the end of the 12-month period, European markets faced increasing uncertainty regarding the timetable for EMU. This uncertainty contributed to market volatility. The Japanese equity market performed poorly during the first three quarters of the fiscal year. However, improving confidence in the economic recovery and a stabilization in the yen encouraged fresh money flows into Japanese equities toward the end of the fiscal year.

The Fund's performance was positively impacted by decisions early in the year to hedge exposure back to US dollars. However, the continued outperformance of US small caps over Japan and Europe weighed against Fund performance.

In Conclusion
As we stated, our investment strategy continues to underweight US small caps, while holding an overweighted stance toward Japanese, Continental European and especially emerging markets small caps. The Fund has adopted a more fully invested investment policy.

We believe the stronger economic environment should help small cap equities to outperform large cap equities. Additionally, we continue to believe that a diversified global fund that emphasizes foreign small cap issues should provide a good long-term investment vehicle for US investors.

We thank you for your continued interest in Merrill Lynch Global
SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Andrew Bascand)
Andrew Bascand
Senior Portfolio Manager/
Asset Allocator







(Hubert Aarts)
Hubert Aarts
Co-Portfolio Manager
European Investments







(R. Elise Baum)
R. Elise Baum
Co-Portfolio Manager
US Investments







(Grace Pineda)
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments

(James Russell)
James Russell
Co-Portfolio Manager
Japanese Investments


August 11, 1997



Effective August 5, 1997, Hubert Aarts became responsible for the day-to-day management of the Fund's investments in Europe. Mr. Aarts joined Merrill Lynch Global Asset Management U.K. Limited (an affiliate of the Fund's Investment Adviser) as Portfolio Manager in 1995. Prior thereto, he was Portfolio Manager with Mees Pierson Capital Management in the Netherlands from 1990 to 1995.



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment

Class A & C Shares

A line graph depicting the growth of an investment in the Fund's
Class A and Class C Shares compared to growth of an investment in the Salomon Brothers Extended Market Index. Beginning and ending values are:

                                     10/21/94**        6/97

Merrill Lynch Global SmallCap
Fund, Inc.++--Class A Shares*         $ 9,475        $11,471

Merrill Lynch Global SmallCap
Fund, Inc.++--Class C Shares*         $10,000        $11,768

Salomon Brothers Extended
Market Index++++                      $10,000        $13,692

Class B & D Shares

A line graph depicting the growth of an investment in the Fund's
Class B and Class D Shares compared to growth of an investment in the Salomon Brothers Extended Market Index. Beginning and ending values are:

                                      8/05/94**         6/97

Merrill Lynch Global SmallCap
Fund, Inc.++--Class B Shares*         $10,000        $11,343

Merrill Lynch Global SmallCap
Fund, Inc.++--Class D Shares*         $ 9,475        $11,190

Salomon Brothers Extended
Market Index++++                      $10,000        $13,710

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++++This unmanaged broad-based global small cap Index provides returns from stocks in 22 markets.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.53%         +1.89%
Inception (10/21/94) through 6/30/97       +7.36          +5.23

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +6.47%         +2.51%
Inception (8/5/94) through 6/30/97         +5.07          +4.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.38%         +5.39%
Inception (10/21/94) through 6/30/97       +6.24          +6.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.27%         +1.64%
Inception (8/5/94) through 6/30/97         +5.90          +3.95

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94         $9.82      $ 9.37              $0.005                  --             - 4.53%
1995                        9.37        9.27               0.053                $0.105           + 0.66
1996                        9.27        9.81               0.185                 0.710           +15.61
1/1/97--6/30/97             9.81       10.69                --                    --             + 8.97
                                                          ------                ------
                                                    Total $0.243          Total $0.815

                                                         Cumulative total return as of 6/30/97: +21.06%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
8/5/94--12/31/94          $10.00      $ 9.34              $0.005                  --             - 6.55%
1995                        9.34        9.19               0.053                $0.052           - 0.45
1996                        9.19        9.72               0.185                 0.601           +14.43
1/1/97--6/30/97             9.72       10.54                --                   --              + 8.44
                                                          ------                ------
                                                    Total $0.243          Total $0.653

                                                         Cumulative total return as of 6/30/97: +15.43%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94         $9.80      $ 9.34              $0.005                  --             - 4.64%
1995                        9.34        9.19               0.053                $0.052           - 0.46
1996                        9.19        9.71               0.185                 0.611           +14.43
1/1/97--6/30/97             9.71       10.52                --                   --              + 8.34
                                                          ------                ------
                                                    Total $0.243          Total $0.663

                                                         Cumulative total return as of 6/30/97: +17.68%**


 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
8/5/94--12/31/94          $10.00      $ 9.37              $0.005                  --             - 6.25%
1995                        9.37        9.25               0.053                $0.093           + 0.31
1996                        9.25        9.79               0.185                 0.683           +15.34
1/1/97--6/30/97             9.79       10.66                --                   --              + 8.89
                                                          ------                ------
                                                    Total $0.243          Total $0.776

                                                         Cumulative total return as of 6/30/97: +18.11%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                 6/30/97     3/31/97   6/30/96       % Change   % Change
Class A Shares                                    $10.69      $9.80     $10.86        +0.32%(1)   +9.08%
Class B Shares                                     10.54       9.68      10.71        +0.31(1)    +8.88
Class C Shares                                     10.52       9.67      10.71        +0.12(1)    +8.79
Class D Shares                                     10.66       9.77      10.83        +0.32(1)    +9.11
Class A Shares--Total Return                                                          +7.53(2)    +9.08
Class B Shares--Total Return                                                          +6.47(3)    +8.88
Class C Shares--Total Return                                                          +6.38(4)    +8.79
Class D Shares--Total Return                                                          +7.27(5)    +9.11

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.185 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.710 per share ordinary income dividends and $0.185 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.601 per share ordinary income dividends and $0.185 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.611 per share ordinary income dividends and $0.185 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.683 per share ordinary income dividends and $0.185 per share capital gains distributions.


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                                                           Value    Percent of
EUROPE       Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
Denmark      Investment Banking       20,492    Finansierings Instituttet for
                                                Industri og Handvarek A/S (FIH)
                                                (Class B)                             $     518,093    $     522,369    0.4%

             Publishing               12,150    Sondagsavisen A/S                           517,141          535,137    0.4

             Textiles                  8,882    Carli Grey International A/S                267,698          502,398    0.3

                                                Total Investments in Denmark              1,302,932        1,559,904    1.1

Finland      Computer Software         4,560    TT Tieto OY                                 298,105          395,726    0.3

             Diversified              21,240    ASKO OY (Class A)                           423,261          392,408    0.3

             Holding Company           8,716    Fiskars OY AB                               451,050          739,584    0.5
                                      17,600    Instrumentarium OY (Group A)                635,762          661,858    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,086,812        1,401,442    1.0

             Household Products        7,244    Huhtamaki OY                                325,534          312,229    0.2

                                                Total Investments in Finland              2,133,712        2,501,805    1.8

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                                                                                                     Value    Percent of
(continued)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
France       Apparel                     640    Damart S.A.                           $     524,338    $     480,526    0.3%

             Automobile Parts          6,981    Bertrand Faure S.A.                         341,645          367,771    0.3

             Computer Software         2,588    Altran Technologies S.A.                    745,400          845,795    0.6

             Electrical               12,000    Cofidur                                     488,534          332,942    0.2
             Components

             Gaming                    1,386    Groupe Partouche S.A.                       124,296           94,368    0.1

             Holding Company           2,482    Societe EuraFrance S.A.                     751,104        1,018,165    0.7

             Home Furnishings          2,148    Castorama Dubois Investissements
                                                S.C.A.                                      334,672          302,370    0.2

             Manufacturing            17,170    Sommer Allibert S.A.                        510,514          602,056    0.4

                                                Total Investments in France               3,820,503        4,043,993    2.8

Germany      Auto & Truck              4,800    Koegel Fahrzeugwerke AG
                                                (Preferred)                                 621,179          688,626    0.5

             Machine Tools             2,036    Plettac AG                                  447,858          468,516    0.3
             & Machinery               2,190    Walter AG                                   556,006          842,018    0.6
                                                                                      -------------    -------------  ------
                                                                                          1,003,864        1,310,534    0.9

             Machinery &              21,220  ++Kloeckner Werke AG                        1,897,517        1,473,442    1.0
             Engineering

             Manufacturing             3,680    Escada AG (Preferred)                       610,130          588,133    0.4
                                       3,087    KSB AG (Preferred)                          442,057          761,741    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,052,187        1,349,874    0.9

             Retail Specialty         18,000    Moebel Walther AG                           770,212        1,094,916    0.8

                                                Total Investments in Germany              5,344,959        5,917,392    4.1

Greece       Building &               15,980    Titan Cement Co. S.A.                       302,811          788,640    0.6
             Construction

                                                Total Investments in Greece                 302,811          788,640    0.6

Hungary      Banking                  35,123    OTP Bank (GDR) (b)                          837,618          930,760    0.6

                                                Total Investments in Hungary                837,618          930,760    0.6

Ireland      Containers               68,000    Clondalkin Group PLC                        667,110          657,935    0.5

             Foods                    59,608    Greencore Group PLC                         299,101          294,410    0.2

                                                Total Investments in Ireland                966,211          952,345    0.7

Italy        Diversified             890,000  ++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                                996,497          566,949    0.4

                                                Total Investments in Italy                  996,497          566,949    0.4

Netherlands  Building &               15,441    NBM-Amstelland NV                           410,332          411,771    0.3
             Construction

             Computer Software        47,655  ++DOCdata NV                                  645,299          619,622    0.4

             Electrical Equipment     19,251    Twentsche Kabel Holding NV                  760,165        1,045,396    0.7

             Engineering &            37,034    Volker Wessels Stevin NV                    780,063        1,040,491    0.7
             Construction

             Holding Company          20,500    Internatio-Muller NV                        413,160          647,027    0.5

             Industrial Services      11,234    Koninklijke Pakhoed NV                      405,048          396,386    0.3

             Instruments/             11,000  ++Elsag Bailey Process Automation
             Photo--Optical                     NV (ADR) (a)                                174,650          202,125    0.2

             Printing &               12,000    Roto Smeets de Boer NV                      563,281          589,231    0.4
             Publishing

                                                Total Investments in the
                                                Netherlands                               4,151,998        4,952,049    3.5

Norway       Computer Software        22,320    Merkantildata ASA                           516,760          441,932    0.3

             Newspaper/Publishing     27,744    Schibsted ASA                               572,146          549,326    0.4

                                                Total Investments in Norway               1,088,906          991,258    0.7

Poland       Engineering &           131,800    Elektrim Towarzystwo Handlowe S.A.          462,537        1,147,483    0.8
             Construction

             Tire & Rubber            30,000    T.C. Debica S.A.                            399,679          616,438    0.4

                                                Total Investments in Poland                 862,216        1,763,921    1.2

Portugal     Retail Sales             18,950    Estabelecimentos Jeronimo Martins
                                                & Filho S.A.                                531,828        1,324,335    0.9

                                                Total Investments in Portugal               531,828        1,324,335    0.9

Russia       Cellular Telephones      25,600  ++Vimpel-Communications (ADR) (a)             767,821          972,800    0.7

                                                Total Investments in Russia                 767,821          972,800    0.7

Spain        Automotive & Equipment   32,000    Estacionamientos Subterraneos,
                                                S.A. (Ordinary)                             614,689          701,935    0.5

             Steel                     2,485    Acerinox S.A.                               444,465          465,948    0.3

             Telecommunications       12,150    Amper S.A.                                  307,003          345,728    0.3

                                                Total Investments in Spain                1,366,157        1,513,611    1.1

Sweden       Biotechnology            33,200  ++Biora AB                                    347,898          309,181    0.2

             Engineering &            23,853    Svedala Industri AB                         313,241          496,719    0.4
             Construction

             Forest Products/        819,500    Rottneros Bruks AB Free                   1,265,254          900,969    0.6
             Paper & Packaging

             Hotels                   28,350  ++Scandic Hotels AB                           514,574          447,358    0.3

             Investment               48,819    Bure Investment AB                          419,935          615,652    0.4
             Management

             Special Services         32,000  ++Mandator AB (B Shares)                      530,278          366,298    0.3

                                                Total Investments in Sweden               3,391,180        3,136,177    2.2

Switzerland  Advertising               3,200    Edipresse S.A. (Bearer)                     679,120          757,357    0.5

             Building Products         1,800    Belimo Automation AG                        423,875          518,625    0.4

             Distribution              3,070  ++TEGE S.A.                                   253,281          434,901    0.3

             Industrials               9,175    Oerlikon-Buehrle Holdings AG                989,278        1,076,302    0.7

             Machine Tools             4,100  ++Agie Charmilles Holdings
             & Machinery                        (Registered)                                398,671          407,834    0.3

             Machinery                 1,031    Saurer AG (Registered)                      449,610          683,938    0.5

             Paper & Forest           24,800    Mercer International, Inc.
             Products                           (ADR) (a)                                   422,910          234,050    0.2

             Photography               2,694    Fotolabo S.A.                               904,008          859,374    0.6

             Retailing                 1,075    Grands Magasins Jelmoli S.A.                620,093          671,091    0.5

                                                Total Investments in Switzerland          5,140,846        5,643,472    4.0

United       Aerospace                17,700  ++DONCASTERS PLC (ADR) (a)                    323,541          409,313    0.3
Kingdom

             Beverages               131,500    Matthew Clark PLC                         1,188,993          529,216    0.4

             Chemicals               390,000    Inspec Group PLC                          1,844,704        1,284,169    0.9

             Commercial Services      40,000    Serco Group PLC (Ordinary)                  417,691          465,640    0.3

             Computer Services        70,770    Misys PLC                                   705,945        1,589,999    1.1

             Computers               158,600  ++Acorn Computer Group PLC                    231,981          487,941    0.3


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                                                                                                     Value    Percent of
(concluded)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
United       Electronic               36,455    Fairey Group PLC                      $     309,973    $     293,423    0.2%
Kingdom      Components
(concluded)
             Employee Services       200,000    Corporate Services Group PLC                594,020          621,962    0.4

             Home Furnishings        220,000  ++Limelight Group PLC                         654,727          193,906    0.1

             Media/Publishing         82,000    International Business
                                                Communications PLC (Ordinary)               298,340          535,918    0.4

             Merchandising            36,947    Smith (W.H.) Group PLC                      230,419          221,809    0.2

             Metals                   15,504    Johnson Matthey PLC                         126,265          148,511    0.1

             Oil Services             40,000    Expro International Group PLC               330,488          302,666    0.2

             Pharmaceuticals          43,300  ++Celltech Group PLC                          429,955          191,541    0.1
                                     162,300  ++Oxford Molecular Group PLC                  828,101          763,831    0.6
                                                                                      -------------    -------------  ------
                                                                                          1,258,056          955,372    0.7

             Rental Services          82,000    Ashtead Group PLC                           422,736          377,052    0.3
                                     133,588    Thorn PLC                                   325,868          377,667    0.3
                                                                                      -------------    -------------  ------
                                                                                            748,604          754,719    0.6

             Textiles                215,220    Dewhirst Group PLC                          601,484          762,350    0.5

                                                Total Investments in the United
                                                Kingdom                                   9,865,231        9,556,914    6.7

                                                Total Investments in Europe              42,871,426       47,116,325   33.1

LATIN
AMERICA

Argentina    Retailing                24,889  ++Grimoldi S.A.                                95,150           98,327    0.1

                                                Total Investments in Argentina               95,150           98,327    0.1

Brazil       Metals                   42,000  ++Latas de Aluminio S.A. (GDR) (b)            672,000          640,500    0.4

             Textiles              2,054,000    Companhia de Tecidos Norte de
                                                Minas S.A. (Preferred)                      652,560          801,375    0.6
                                   2,054,000    Empresa Nacional de Comercio                      0                0    0.0
                                                                                      -------------    -------------  ------
                                                                                            652,560          801,375    0.6

             Utilities--Electric     879,478    Centrais Electricas de Santa
                                                Catarina S.A. (CELESC) 'B'
                                                (Preferred)                                 780,981        1,307,167    0.9

                                                Total Investments in Brazil               2,105,541        2,749,042    1.9

Chile        Supermarkets             42,000  ++Supermercados Unimarc S.A.
                                                (ADR) (a)                                   703,500          787,500    0.6

                                                Total Investments in Chile                  703,500          787,500    0.6

Colombia     Banking                  41,300    Banco Ganadero S.A. (Class A)
                                                (Preferred) (ADR) (a)                       811,698        1,073,800    0.7

                                                Total Investments in Colombia               811,698        1,073,800    0.7

Mexico       Banking                 350,850  ++Grupo Financiero Banorte, S.A.
                                                de C.V.                                     387,614          364,760    0.2

             Broadcasting--Media     129,000    Grupo Radio Centro, S.A. de C.V.
                                                (ADR) (a)                                 1,527,535        1,515,750    1.1

             Building Materials       47,890  ++Internacional de Ceramica, S.A de
                                                C.V. (ADR) (a)                              355,919          401,079    0.3

             Engineering &           207,450    Grupo Profesional Planeacion y
             Construction                       Proyectos, S.A. de C.V. (Class B)           924,041          966,098    0.7

                                                Total Investments in Mexico               3,195,109        3,247,687    2.3

Peru         Foods                   250,947  ++Consorcio Alimentos Fabril
                                                Pacifico S.A.                               268,537          421,402    0.3

                                                Total Investments in Peru                   268,537          421,402    0.3

                                                Total Investments in Latin America        7,179,535        8,377,758    5.9

MIDDLE EAST/
AFRICA

South        Building &              171,443    Murray & Roberts Holding Ltd.               427,734          402,706    0.3
Africa       Construction

             Newspaper/Publishing     19,100    Nasionale Pers Beperk                       215,694          220,109    0.2

             Retailing               468,000    Metro Cash & Carry Ltd.                     450,022          412,880    0.3

                                                Total Investments in South Africa         1,093,450        1,035,695    0.8

Zimbabwe     Beverages               767,619    Delta Corporation Ltd.                      412,821        1,178,880    0.8

                                                Total Investments in Zimbabwe               412,821        1,178,880    0.8

                                                Total Investments in the Middle
                                                East/Africa                               1,506,271        2,214,575    1.6

NORTH
AMERICA

Canada       Leisure                  42,384    Four Seasons Hotels Inc.                    495,789        1,259,691    0.9

             Mining                   32,925    Cambior Inc.                                457,703          372,464    0.3

             Natural Resources        20,000    Total Petroleum of North
                                                America Ltd.                                188,500          197,500    0.1

                                                Total Investments in Canada               1,141,992        1,829,655    1.3

United       Aerospace               110,000  ++UNC, Inc.                                   637,625        1,608,750    1.1
States
             Airlines                 28,000  ++Reno Air, Inc.                              215,504          238,000    0.2

             Apparel                  13,200  ++Farah, Inc.                                 111,210           84,150    0.1
                                      70,100  ++Norton McNaughton, Inc.                     850,711          341,738    0.2
                                                                                      -------------    -------------  ------
                                                                                            961,921          425,888    0.3

             Automobile Parts         27,000    Walbro Corp.                                494,287          529,875    0.4

             Banking & Finance         6,750    Charter One Financial, Inc.                 117,321          363,656    0.3
                                      24,000  ++Civic Bancorp                               294,750          318,000    0.2
                                       8,300    Haven Bancorp, Inc.                         235,863          307,100    0.2
                                                                                      -------------    -------------  ------
                                                                                            647,934          988,756    0.7

             Biotechnology            16,000  ++COR Therapeutics, Inc.                      157,250          170,000    0.1
                                      10,000  ++Gilead Sciences, Inc.                       284,341          276,250    0.2
                                      33,575  ++NeoRx Corp.                                 227,195          148,989    0.1
                                       6,200  ++Ostex International, Inc.                    53,275           13,950    0.0
                                       7,700  ++Scios, Inc.                                  38,438           47,163    0.1
                                                                                      -------------    -------------  ------
                                                                                            760,499          656,352    0.5

             Broadcasting             65,500  ++Paxson Communications Corp.                 691,960          835,125    0.6

             Building & Building      24,200  ++Giant Cement Holding, Inc.                  329,963          444,675    0.3
             Materials                27,700    Oakwood Homes Corporation                   588,398          664,800    0.5
                                      22,300    Ryland Group, Inc.                          303,251          314,988    0.2
                                       8,200  ++Toll Brothers, Inc.                         158,483          150,675    0.1
                                                                                      -------------    -------------  ------
                                                                                          1,380,095        1,575,138    1.1


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH AMERICA                                                                                              Value    Percent of
(concluded)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
United       Cable                    13,100  ++General Cable Corp.                   $     275,100    $     335,688    0.2%
States
(concluded)  Communication            12,800  ++Dynatech Corporation                        389,064          457,600    0.3
             Equipment

             Computer Software        75,000  ++Phoenix Technologies Ltd.                   988,585          975,000    0.7
                                      12,700  ++Premenos Technology Corp.                   109,394          107,950    0.1
                                      34,900  ++Software Spectrum, Inc.                     612,425          444,975    0.3
                                       7,163  ++Sterling Commerce, Inc.                     101,474          235,484    0.2
                                      35,400  ++Structural Dynamics Research Corp.          708,579          929,250    0.7
                                                                                      -------------    -------------  ------
                                                                                          2,520,457        2,692,659    2.0

             Computers & Computer     16,250  ++Boole & Babbage, Inc.                       335,969          339,219    0.2
             Services                 20,950  ++Storage Technology Corporation              743,230          932,275    0.7
                                      10,800  ++Vanstar Corporation                          96,537          152,550    0.1
                                      25,500  ++Wang Laboratories, Inc.                     545,387          543,469    0.4
                                                                                      -------------    -------------  ------
                                                                                          1,721,123        1,967,513    1.4

             Data Processing          72,500  ++Metromail Corporation                     1,297,337        1,794,375    1.3
                                      37,100  ++Platinum Technology, Inc.                   485,504          491,575    0.3
                                      69,000  ++Sybase, Inc.                              1,160,081        1,017,750    0.7
                                     117,300  ++VMARK Software, Inc.                      1,115,086          909,075    0.6
                                                                                      -------------    -------------  ------
                                                                                          4,058,008        4,212,775    2.9

             Diversified              18,000  ++ACX Technologies, Inc.                      383,079          405,000    0.3

             Electronics              45,900  ++Alpha Industries, Inc.                      346,984          381,544    0.3
                                      15,000  ++BI, Inc.                                    163,785          108,750    0.1
                                      66,500  ++C.P. Clare Corp.                            565,288        1,030,750    0.7
                                       4,000  ++CHS Electronics Inc.                         72,454          105,500    0.1
                                      16,100  ++DII Group, Inc.                             349,947          708,400    0.5
                                       6,600  ++Marshall Industries                         195,530          245,850    0.2
                                      31,800  ++Nu Horizons Electronics Corp.               282,957          258,375    0.2
                                      14,700  ++Triumph Group, Inc.                         366,858          455,700    0.3
                                       6,100    Wyle Electronics                            221,793          240,950    0.2
                                                                                      -------------    -------------  ------
                                                                                          2,565,596        3,535,819    2.6

             Environmental            41,514    BHA Group Inc. (Class A)                    532,342          768,009    0.5
             Control                  59,200  ++Envirosource Inc.                           225,921          118,400    0.1
                                                                                      -------------    -------------  ------
                                                                                            758,263          886,409    0.6

             Gaming                   16,000  ++WMS Industries, Inc.                        298,927          401,000    0.3

             Healthcare--             21,200  ++Magellan Health Services, Inc.              578,874          625,400    0.5
             Products/Services        53,800  ++Ramsay Health Care, Inc.                    330,777          161,400    0.1
                                                                                      -------------    -------------  ------
                                                                                            909,651          786,800    0.6

             Insurance                 2,300  ++ARM Financial Group, Inc.
                                                (Class A)                                    34,500           46,000    0.0
                                       4,000    American National Insurance Co.             328,116          349,000    0.2
                                      35,000  ++Gryphon Holdings, Inc.                      494,289          533,750    0.4
                                      37,000    PXRE Corp.                                  838,025        1,137,750    0.8
                                       7,600    Security-Connecticut Corp.                  178,106          418,475    0.3
                                                                                      -------------    -------------  ------
                                                                                          1,873,036        2,484,975    1.7

             Iron & Steel             28,800    Quanex Corporation                          631,528          883,800    0.6

             Machinery                12,000    AGCO Corporation                            266,610          431,250    0.3
                                      22,200    Stewart & Stevenson Services, Inc.          532,085          577,200    0.4
                                                                                      -------------    -------------  ------
                                                                                            798,695        1,008,450    0.7

             Medical                   4,000    Analogic Corporation                         68,500          136,000    0.1
                                      19,400  ++Biomatrix, Inc.                             285,121          358,900    0.2
                                      17,200  ++Physician Computer Network, Inc.             98,652          115,025    0.1
                                      12,000  ++Sierra Health Services Inc.                 381,993          375,000    0.3
                                      22,100  ++VISX, Inc.                                  562,135          524,875    0.4
                                      18,200  ++Vivus, Inc.                                 417,401          432,250    0.3
                                                                                      -------------    -------------  ------
                                                                                          1,813,802        1,942,050    1.4

             Metals                    5,500    Applied Industrial Technologies,
                                                Inc.                                        157,324          198,000    0.1
                                      15,800    Castle (A.M) & Company                      291,876          348,588    0.2
                                      17,700  ++Citation Corporation                        238,490          303,112    0.2
                                       6,500    Commonwealth Industries, Inc.               109,901          131,625    0.1
                                      29,700  ++Shiloh Industries, Inc.                     401,507          579,150    0.4
                                                                                      -------------    -------------  ------
                                                                                          1,199,098        1,560,475    1.0

             Natural Resources        20,300  ++Brown (Tom), Inc.                           236,050          428,838    0.3
                                      25,000  ++Plains Resources, Inc.                      156,250          368,750    0.3
                                      23,500  ++TransTexas Gas Corp.                        258,500          358,375    0.2
                                      39,474  ++Zemex Corporation                           344,674          305,923    0.2
                                                                                      -------------    -------------  ------
                                                                                            995,474        1,461,886    1.0

             Restaurants              26,500  ++Au Bon Pain Company, Inc.
                                                (Class A)                                   172,691          178,875    0.1
                                      52,100  ++TPI Enterprises, Inc.                         5,816            7,294    0.0
                                                                                      -------------    -------------  ------
                                                                                            178,507          186,169    0.1

             Retailing                58,500    Baker (J.), Inc.                            751,804          460,687    0.3
                                     102,300    CML Group, Inc.                             255,765          185,419    0.1
                                      25,000  ++Catherines Stores Corp.                     202,020           93,750    0.1
                                      21,700  ++Chico's Fashions, Inc.                      157,663          113,925    0.1
                                      20,300  ++Department 56, Inc.                         460,150          450,406    0.3
                                       2,200    Fingerhut Companies, Inc.                    37,235           38,362    0.0
                                                                                      -------------    -------------  ------
                                                                                          1,864,637        1,342,549    0.9

             Telecommunications      124,100  ++Applied Digital Access, Inc.                693,077          961,775    0.7
                                      36,900  ++Comdial Corporation                         227,438          309,037    0.2
                                      45,900  ++Metromedia International
                                                Group, Inc.                                 582,537          582,356    0.4
                                      51,300  ++Network Equipment Technologies,
                                                Inc.                                        738,108          923,400    0.7
                                         800  ++Primark Corp.                                20,434           21,300    0.0
                                                                                      -------------    -------------  ------
                                                                                          2,261,594        2,797,868    2.0

             Transportation           10,300    Air Express International Corp.             278,291          407,494    0.3
                                       6,100  ++Landair Services, Inc.                       82,120           86,925    0.1
                                                                                      -------------    -------------  ------
                                                                                            360,411          494,419    0.4

             Transportation           22,043  ++Aramex International, Limited               165,901          209,408    0.1
             Services

             Wire & Cable Products     8,000  ++Anixter International Inc.                  109,298          137,500    0.1

                                                Total Investments in the
                                                United States                            31,921,074       37,048,696   26.1

                                                Total Investments in North
                                                America                                  33,063,066       38,878,351   27.4


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
PACIFIC                         Shares Held/                                                               Value    Percent of
BASIN        Industries          Face Amount                   Investments                  Cost         (Note 1a)  Net Assets
Australia    Entertainment         1,188,000    Burswood Property Trust               $   1,567,077    $   1,558,210    1.1%

             Publishing              283,000    West Australian Newspaper
                                                Holdings Ltd.                             1,034,360        1,257,803    0.9

                                                Total Investments in Australia            2,601,437        2,816,013    2.0

Hong Kong    Banking                 315,333    JCG Holdings, Ltd.                          254,871          254,406    0.2

             Electronic              109,000    QPL International Holdings Ltd.              88,423           92,161    0.0
             Components

             Financial         US$   420,000    Goldlion Capital Corp., 4.875%
             Services                           due 2/01/1999                               318,914          390,600    0.3

             Foods/Food            6,892,000    Tingyi (Cayman Islands)
             Processing                         Holdings Co.                              1,575,707        1,717,039    1.2

             Packaging             3,772,600    Sinocan Holdings Ltd.                     1,254,878        1,862,730    1.3

             Telecommunications      301,000  ++Smartone Telecommunications                 587,939          683,844    0.5

                                                Total Investments in Hong Kong            4,080,732        5,000,780    3.5

Indonesia    Banking--               303,000    PT Bank Bali (Foreign)                      634,023          810,494    0.6
             International

             Consumer--Goods       2,006,500    PT Wicaksana Overseas
                                                International                             2,517,754        2,456,517    1.7

             Real Estate             474,000    PT Ciputra Development (Foreign)            463,436          473,025    0.3

             Textiles & Apparel    1,093,500    PT Great River Industries                   496,241          686,250    0.5

                                                Total Investments in Indonesia            4,111,454        4,426,286    3.1

Japan        Automobile Parts         11,700    Exedy Corporation                           199,379          149,227    0.1
                                      58,000    Murakami Corporation                      1,148,025          633,354    0.4
                                      50,000    Showa Corporation                           502,169          424,129    0.3
                                      55,000    Yamakawa Industrial Co.                     695,828          208,046    0.2
                                                                                      -------------    -------------  ------
                                                                                          2,545,401        1,414,756    1.0

             Beverages                79,000    Hokkaido Coca-Cola Bottling Co.,
                                                Ltd.                                      1,298,058        1,083,515    0.7
                                      74,000    Sanyo Coca-Cola Bottling Co., Ltd.        1,118,168          976,151    0.7
                                                                                      -------------    -------------  ------
                                                                                          2,416,226        2,059,666    1.4

             Chemicals                50,000    Canon Chemicals, Inc.                       934,042        1,070,149    0.8

             Computer Services        15,000    Sumisho Computer Systems Corp.              249,015          300,079    0.2
                                      51,700    TKC Corporation                           1,374,367        1,296,226    0.9
                                                                                      -------------    -------------  ------
                                                                                          1,623,382        1,596,305    1.1

             Construction             89,600    Japan Foundation Engineering Co.,
                                                Ltd.                                      1,735,016          978,422    0.7
                                     157,000    Yondenko Corp.                            1,518,456        1,071,171    0.7
                                                                                      -------------    -------------  ------
                                                                                          3,253,472        2,049,593    1.4

             Consumer Electricals     59,000    Roland Corporation                        1,429,975        1,453,481    1.0

             Electrical Equipment     26,000    Shinmei Electric Co.                      1,340,491          515,594    0.4
                                      48,000    Sukegawa Electric Co.                       630,495          211,759    0.1
                                                                                      -------------    -------------  ------
                                                                                          1,970,986          727,353    0.5

             Electronic Components    35,000    Chiyoda Integre Co., Ltd.                   220,393          244,606    0.2

             Foods/Food Processing    43,000    Ariake Japan Co., Ltd.                    1,525,975        1,645,322    1.2

             Health Services          25,000    Kanto Biomedical Laboratory Co.             528,125          386,564    0.3
                                      26,000    SRL Inc.                                    557,018          399,755    0.3
                                                                                      -------------    -------------  ------
                                                                                          1,085,143          786,319    0.6

             Industrials              14,500    Nitto Kohki Company Ltd.                    488,740          485,149    0.3

             Iron & Steel            218,000    Nippon Chutetsukan K.K.                   1,367,147          818,905    0.6

             Machinery                27,000    Miura Co., Ltd.                             449,645          382,109    0.3

             Metal Fabrication       124,000    Toyo Kohan Co., Ltd.                      1,057,406        1,059,422    0.7

             Pollution Control       168,000    Organo Corporation                        1,844,463        1,386,914    1.0

             Real Estate              53,000    Keihanshin Real Estate Co. Ltd.             525,507          358,828    0.2
                                      56,000    TOC Company Ltd.                            596,958          665,327    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,122,465        1,024,155    0.7

             Restaurants              47,000    Aim Services Co., Ltd.                    1,405,610          681,576    0.5
                                      49,000    Mos Food Services, Inc.                   1,431,739          907,487    0.6
                                      83,000    Ohsho Food Service Corp.                  2,244,318        1,261,641    0.9
                                                                                      -------------    -------------  ------
                                                                                          5,081,667        2,850,704    2.0

             Retail Specialty         66,000    ADO Electric Industrial Co., Ltd.         1,956,905        1,602,865    1.1
                                      60,000    Arcland Sakamoto Co., Ltd.                  964,197          728,575    0.5
                                      30,000    Nitori Co.                                  906,611          393,116    0.3
                                                                                      -------------    -------------  ------
                                                                                          3,827,713        2,724,556    1.9

             Services                 66,000    Ichinen Co., Ltd.                         1,663,714          789,901    0.6

             Trading                  34,000    Japan CBM Corp.                           1,197,480        1,054,425    0.7

             Trucking                108,000    Nippon Konpo Unyu Soko Co.                1,045,185          786,861    0.6

                                                Total Investments in Japan               36,150,620       26,410,651   18.6

Malaysia     Advertising             221,000    Seni Jaya Corporation BHD                   708,918          998,296    0.7

             Chemicals               109,000    Chemical Company of Malaysia BHD            340,194          295,855    0.2

             Consumer Products       290,000    Amway (Malaysia) Holdings BHD             1,781,860        1,723,660    1.2
             & Services

             Engineering &           378,000    Asas Dunia BHD                            1,355,969        1,220,708    0.9
             Construction

             Newspaper/              143,000    New Straits Times Press BHD                 602,724          838,610    0.6
             Publishing
                                                Total Investments in Malaysia             4,789,665        5,077,129    3.6

New Zealand  Agriculture           1,090,500    Wrightson Ltd.                              808,404          694,485    0.5

             Chemicals               146,000    Fernz Corporation Ltd.                      439,021          494,575    0.4

             Textiles                176,150    Lane Walker Rudkin Industries,
                                                Ltd.                                        196,618          186,173    0.1

                                                Total Investments in New Zealand          1,444,043        1,375,233    1.0

Philippines  Banking                  31,392  ++Security Bank Corporation                    24,933           37,527    0.0

             Financial Services       46,128    Far East Bank & Trust Company                83,473          115,539    0.1

                                                Total Investments in the
                                                Philippines                                 108,406          153,066    0.1

South Korea  Banking                  69,700    Cho-Hung Bank Co. Ltd.                      461,958          473,425    0.3

             Tire & Rubber            42,390    Korea Kumho Petrochemical Co.               302,607          294,721    0.2

                                                Total Investments in South Korea            764,565          768,146    0.5

Thailand     Transportation           62,000    Thoresen Thai Agency PLC 'Express'
                                                (Warrants) (d)                                    0               61    0.0
                                     322,800    Thoresen Thai Agency PLC 'Foreign'          783,253          209,003    0.1

                                                Total Investments in Thailand               783,253          209,064    0.1

                                                Total Investments in the Pacific
                                                Basin                                    54,834,175       46,236,368   32.5


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
SOUTHEAST                                                                                                  Value    Percent of
ASIA                             Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
India        Financial Services       24,764  ++Industrial Credit & Investment
                                                Corporation of India Ltd. (ICICI)
                                                (GDR)(b)                              $     277,849    $     355,982    0.2%

             Hotels                   59,400    EIH Limited (GDR)(b)(c)                     576,350          980,100    0.7

             Recreation &            250,000    Su-Raj Diamonds Ltd.                        346,583          116,003    0.1
             Consumer Goods

                                                Total Investments in Southeast
                                                Asia                                      1,200,782        1,452,085    1.0

OPTIONS                Nominal Value Covered                                              Premiums
PURCHASED               by Options Purchased                                                Paid

             Currency Put          5,200,000    Japanese Yen, expiring February
             Options Purchased                  1998 at YEN 120                              77,740           39,000    0.0

                                                Total Investments in Options
                                                Purchased                                    77,740           39,000    0.0

             Total Investments                                                        $ 140,732,995      144,314,462  101.5
                                                                                      =============

             Variation Margin on Stock Index Futures Contracts*                                               76,475    0.1

             Unrealized Appreciation on Forward Foreign Exchange Contracts**                                  63,990    0.0

             Liabilities in Excess of Other Assets                                                        (2,282,718)  (1.6)
                                                                                                       -------------  ------
             Net Assets                                                                                $ 142,172,209  100.0%
                                                                                                       =============  ======

          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securitites Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
           ++Non-income producing security.
            *Stock index futures contracts sold as of June 30, 1997 were as follows:

             Number of                         Expiration           Value
             Contracts    Issue    Exchange       Date         (Notes 1a & 1c)

                23      S&P Index    CME      September 1997      $10,237,875

             Total Stock Index Futures Contracts Sold
             (Total Contract Price--$10,331,025)                  $10,237,875
                                                                  ===========

           **Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

                                                                  Unrealized
             Foreign Currency                     Expiration     Appreciation
             Sold                                    Date           (Note 1c)

             NZ$         1,554,000               August 1997      $    21,066
             YEN     1,499,543,260                 July 1997           42,924

             Total Unrealized Appreciation on Forward Foreign
             Exchange Contracts--Net
             (US$ Commitment--$14,269,542)                        $    63,990
                                                                  ===========

             See Notes to Financial Statements.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended June 30, 1997

Additions

 ACX Technologies, Inc.
 ARM Financial Group, Inc. (Class A)
 ASKO OY (Class A)
 Acerinox S.A.
 American National Insurance Co.
 Amper S.A.
 Anixter International Inc.
 Ashtead Group PLC
 Belimo Automation AG
 Bertrand Faure S.A.
 Boole & Babbage, Inc.
*Charter PLC
 Cho-Hung Bank Co. Ltd.
 Cofidur
 DOCdata NV
 Dynatech Corporation
 Fairey Group PLC

 Finansier Ingsintituttet for Industri og
   Handvarek A/S (FIH) (Class B)
 Fingerhut Companies, Inc.
 General Cable Corp.
 Greencore Group PLC
 Groupe Partouche S.A.
 Grupo Radio Centro, S.A. de C.V. (ADR)
 Industrial Credit & Investment
   Corporation of India Ltd. (ICICI) (GDR)
 Johnson Matthey PLC
 Koninklijke Pakhoed NV
 Korea Kumho Petrochemical Co.
 Latas de  Aluminio S.A. (GDR)
 Metro Cash & Carry Ltd.
 Metromedia International Group, Inc.
 Murray & Roberts Holding Ltd.
 NBM-Amstelland NV
 Nasionale Pers Beperk (N Shares)
 OTP Bank (GDR)
*Olympic Steel, Inc.
 PT Ciputra Development (Foreign)
 Paxson Communications Corp.
 Phoenix Technologies Ltd.
 Physician Computer Network, Inc.
*Polo Ralph Lauren Corp.
 Premenos Technology Corp.
 Primark Corp.
 QPL International Holdings Ltd.
 Reno Air, Inc.
*Sixt AG
 Smartone Telecommunications
 Smith (W.H.) Group PLC
 Sondagsavisen A/S
 Sumisho Computer Systems Corp.
 Supermercados Unimarc S.A. (ADR)
 Thorn PLC
 Vanstar Corporation
 Vivus, Inc.
 Volker Wessels Stevin NV
*WHG Resorts and Casinos Inc.


Deletions

 Advanced Semiconductor Materials
   International NV
 Allen Group, Inc.
 Azkoyen S.A.
 Brite Voice Systems, Inc.
 Central European Media Enterprises
   Ltd. (Class A)
*Charter PLC
 Chuo Kagaku Co. Ltd.
 Compuware Corporation
 Daika Corporation
 Disetronic Holdings AG
 Erciyas Biracilik Ve Malt Sanayii A.S.
 Gibraltar Steel Corp.
 Giken Seisakusho Co. Inc.
 Han Wha Corporation
 Home Wide Corporation
 Howden Group PLC
 Hyperion Software Corp.
 Irish Continental Group PLC
 Isolyser Company, Inc.
 Kiwi Income Property Trust
 Kiwi Income Property Trust 'B'
 Kondor Wessels Groep NV
 M6 Metropole Television
 Miquel y Costas & Miquel, S.A.
 Newpark Resources Inc.
*Olympic Steel, Inc.
 The Peak Technologies Group Inc.
*Polo Ralph Lauren Corp.
 Rofin-Sinar Technologies, Inc.
 Roki Techno Co., Ltd.
 Shoney's, Inc.
 Siderar S.A. (ADR)
*Sixt AG
 Sofamor Danek Group, Inc.
 Sotetsu Rosen Co., Ltd.
 Sylea S.A.
 Symantec Corp.
 Titan Exploration, Inc.
 Tonami Transportation Co., Ltd.
 Tsuchiya Home Co.
*WHG Resorts and Casinos Inc.

[FN]
*Added and deleted in the same quarter.

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$140,655,255) (Note 1a)                         $144,275,462
                    Options purchased, at value (premiums paid--$77,740) (Notes 1a & 1c)                          39,000
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     63,990
                    Foreign cash (Note 1d)                                                                       958,811
                    Cash on deposit for stock index futures contracts                                            500,000
                    Variation margin on stock index futures contracts (Note 1c)                                   76,475
                    Receivables:
                      Securities sold                                                      $  5,399,278
                      Dividends                                                                 418,635
                      Capital shares sold                                                        33,930
                      Interest                                                                    8,484        5,860,327
                                                                                           ------------
                    Deferred organization expenses (Note 1g)                                                      76,377
                    Prepaid registration fees and other assets (Note 1g)                                         206,540
                                                                                                            ------------
                    Total assets                                                                             152,056,982
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,859,094
                      Capital shares redeemed                                                   452,806
                      Distributor (Note 2)                                                      103,318
                      Investment adviser (Note 2)                                               102,269        4,517,487
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     5,367,286
                                                                                                            ------------
                    Total liabilities                                                                          9,884,773
                                                                                                            ------------

Net Assets:         Net assets                                                                              $142,172,209
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $     51,513
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 1,055,848
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    56,667
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   182,421
                    Paid-in capital in excess of par                                                         136,197,064
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                           896,735
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          3,731,961
                                                                                                            ------------
                    Net assets                                                                              $142,172,209
                                                                                                            ============

Net Asset           Class A--Based on net assets of $5,508,051 and 515,134
Value:                       shares outstanding                                                             $      10.69
                                                                                                            ============
                    Class B--Based on net assets of $111,260,842 and 10,558,477
                             shares outstanding                                                             $      10.54
                                                                                                            ============
                    Class C--Based on net assets of $5,962,238 and 566,674
                             shares outstanding                                                             $      10.52
                                                                                                            ============
                    Class D--Based on net assets of $19,441,078 and 1,824,208
                             shares outstanding                                                             $      10.66
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1997
Investment          Dividends (net of $206,666 foreign withholding tax)                                     $  1,849,337
Income              Interest and discount earned                                                                 509,261
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                               2,358,598
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,260,012
                    Account maintenance and distribution fees--Class B (Note 2)               1,184,206
                    Transfer agent fees--Class B (Note 2)                                       271,529
                    Custodian fees                                                              222,107
                    Printing and shareholder reports                                            138,849
                    Accounting services (Note 2)                                                123,555
                    Professional fees                                                            76,527
                    Registration fees (Note 1g)                                                  75,851
                    Account maintenance and distribution fees--Class C (Note 2)                  56,970
                    Account maintenance fees--Class D (Note 2)                                   51,012
                    Transfer agent fees--Class D (Note 2)                                        39,059
                    Directors' fees and expenses                                                 36,887
                    Amortization of organization expenses (Note 1g)                              36,661
                    Pricing fees                                                                 29,498
                    Transfer agent fees--Class C (Note 2)                                        13,937
                    Transfer agent fees--Class A (Note 2)                                         6,970
                    Other                                                                         8,275
                                                                                           ------------
                    Total expenses                                                                             3,631,905
                                                                                                            ------------
                    Investment loss--net                                                                      (1,273,307)
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                        3,622,812
(Loss) on             Foreign currency transactions--net                                      1,630,794        5,253,606
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        4,953,964
(Notes 1c, 1d,        Foreign currency transactions--net                                       (478,492)       4,475,472
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      9,729,078
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  8,455,771
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year Ended
                                                                                                      June 30,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment loss--net                                                   $ (1,273,307)    $   (795,024)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     5,253,606       16,571,278
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    4,475,472       15,421,162
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,455,771       31,197,416
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (27,732)         (19,859)
Shareholders          Class B                                                                  (680,759)        (619,675)
(Note 1h):            Class C                                                                   (34,097)         (22,117)
                      Class D                                                                  (163,840)        (214,561)
                    In excess of investment income--net:
                      Class A                                                                   (66,906)              --
                      Class B                                                                (1,642,412)              --
                      Class C                                                                   (82,264)              --
                      Class D                                                                  (395,284)              --
                    Realized gain on investments--net:
                      Class A                                                                  (179,170)         (10,675)
                      Class B                                                                (6,808,450)        (682,938)
                      Class C                                                                  (324,707)         (24,845)
                      Class D                                                                (1,160,558)        (131,445)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,566,179)      (1,726,115)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (17,802,460)     (33,525,896)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (20,912,868)      (4,054,595)
                    Beginning of year                                                       163,085,077      167,139,672
                                                                                           ------------     ------------
                    End of year*                                                           $142,172,209     $163,085,077
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1i)                         $         --     $  2,179,735
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                        Class A                      Class B

                    The following per share data and                              For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                     For the       Oct. 21,        For the       Aug. 5,
                    financial statements.                         Year Ended     1994++ to      Year Ended     1994++ to
                                                                   June 30,       June 30,       June 30,       June 30,
                    Increase (Decrease) in Net Asset Value: 1997++++     1996      1995     1997++++     1996     1995
Per Share           Net asset value, beginning of period   $  10.86   $   8.92   $   9.82  $  10.71  $   8.84   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net               .01        .13        .04      (.10)     (.06)       .01
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .72       1.97       (.93)      .72      2.04      (1.16)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .73       2.10       (.89)      .62      1.98      (1.15)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.09)      (.10)        --      (.06)     (.05)        --
                      In excess of investment income--net      (.22)        --         --      (.14)       --         --
                      Realized gain on investments--net        (.59)      (.06)        --      (.59)     (.06)        --
                      In excess of realized gain on
                      investments--net                           --         --       (.01)       --        --       (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.90)      (.16)      (.01)     (.79)     (.11)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.69   $  10.86   $   8.92  $  10.54  $  10.71   $   8.84
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.53%     23.87%     (9.11%)+++ 6.47%    22.57%    (11.55%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.53%      1.55%      1.62%*    2.58%     2.61%       .83%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net              .13%       .46%      1.06%*   (1.00%)    (.66%)      .10%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,508   $  3,083   $  5,992  $111,261  $131,656   $132,296
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       63.17%     60.33%     47.96%    63.17%    60.33%     47.96%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid+++++      $  .0104   $  .0011         --  $  .0104  $  .0011         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                        Class C                      Class D

                    The following per share data and                              For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                     For the       Oct. 21,        For the       Aug. 5,
                    financial statements.                         Year Ended     1994++ to      Year Ended     1994++ to
                                                                   June 30,       June 30,       June 30,       June 30,
                    Increase (Decrease) in Net Asset Value: 1997++++     1996      1995     1997++++     1996     1995
Per Share           Net asset value, beginning of period   $  10.71   $   8.84   $   9.80  $  10.83  $   8.91   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net              (.10)      (.05)       .01      (.02)      .02        .08
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .71       2.03       (.96)      .72      2.05      (1.16)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .61       1.98       (.95)      .70      2.07      (1.08)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.06)      (.05)        --      (.08)     (.09)        --
                      In excess of investment income--net      (.15)        --         --      (.20)       --         --
                      Realized gain on investments--net        (.59)      (.06)        --      (.59)     (.06)        --
                      In excess of realized gain on
                      investments--net                           --         --       (.01)       --        --       (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.80)      (.11)      (.01)     (.87)     (.15)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.52   $  10.71   $   8.84  $  10.66  $  10.83   $   8.91
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        6.38%     22.56%     (9.75%)+++ 7.27%    23.50%    (10.85%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.60%      2.63%      2.66%*    1.80%     1.83%      1.77%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net            (1.00%)     (.64%)      .20%*    (.21%)     .10%       .90%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,962   $  5,753   $  4,924  $ 19,441  $ 22,593   $ 23,928
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       63.17%     60.33%     47.96%    63.17%    60.33%     47.96%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid+++++      $  .0104   $  .0011         --  $  .0104  $  .0011         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign exchange transactions. Accordingly, current year's permanent book/tax differences of $2,186,866 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended June 30, 1997, MLAM paid MLAM U.K. a fee of $144,451 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $    4        $   100
Class D                                $1,954        $29,612

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $13,831 and $2,530 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $56,999 in commissions on the execution of portfolio security transactions for the year ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $87,919,940 and $100,594,474, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Investments:
  Long-term                      $  4,855,377   $  3,620,207
  Short-term                           29,464             --
  Stock index futures contracts    (1,124,529)        93,150
  Options written                    (137,500)            --
                                 ------------   ------------
Total investments                   3,622,812      3,713,357
                                 ------------   ------------
Currency transactions:
  Options purchased                  (169,509)       (38,740)
  Options written                      13,143             --
  Foreign currency transactions      (274,830)        (6,646)
  Forward foreign exchange
  contracts                         2,061,990         63,990
                                 ------------   ------------
Total currency transactions         1,630,794         18,604
                                 ------------   ------------
Total                            $  5,253,606   $  3,731,961
                                 ============   ============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,076,987, of which $21,147,838 related to appreciated securities and $18,070,851 related to depreciated securities. The aggregate cost of investments, at June 30, 1997 for Federal income tax purposes was $141,198,475.

Transactions in put options written for the year ended June 30, 1997 were as follows:

                                  Nominal Value
                                  Covered by Put   Premiums
                                 Options Written     Paid

Outstanding put options written,
beginning of year                          --             --
Options written                       780,000     $   13,143
Options exercised                    (780,000)       (13,143)
                                   ----------     ----------
Outstanding put options written,
end of year                                --     $       --
                                   ==========     ==========

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $17,802,460 and $33,525,896 for the years ended June 30, 1997 and June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                           640,103   $  6,302,473
Shares issued to shareholders in
reinvestment of dividends and
distributions                          25,500        247,091
                                 ------------   ------------
Total issued                          665,603      6,549,564
Shares redeemed                      (434,307)    (4,334,013)
                                 ------------   ------------
Net increase                          231,296   $  2,215,551
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                           296,811   $  2,900,817
Shares issued to shareholders in
reinvestment of dividends and
distributions                           3,060         27,820
                                 ------------   ------------
Total issued                          299,871      2,928,637
Shares redeemed                      (687,569)    (6,547,134)
                                 ------------   ------------
Net decrease                         (387,698)  $ (3,618,497)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,372,220   $ 24,001,485
Shares issued to shareholders in
reinvestment of dividends and
distributions                         555,932      5,336,945
                                 ------------   ------------
Total issued                        2,928,152     29,338,430
Automatic conversion of shares        (31,361)      (318,122)
Shares redeemed                    (4,628,694)   (46,586,988)
                                 ------------   ------------
Net decrease                       (1,731,903)  $(17,566,680)
                                 ============   ============

Class B Shares for the Year                         Dollar

Ended June 30, 1996                   Shares        Amount

Shares sold                         3,191,120   $ 31,771,205
Shares issued to shareholders in
reinvestment of dividends and
distributions                          69,565        627,475
                                 ------------   ------------
Total issued                        3,260,685     32,398,680
Automatic conversion of shares        (38,752)      (370,604)
Shares redeemed                    (5,891,101)   (56,152,670)
                                 ------------   ------------
Net decrease                       (2,669,168)  $(24,124,594)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           251,158   $  2,498,757
Shares issued to shareholders in
reinvestment of dividends and
distributions                          41,482        397,810
                                 ------------   ------------
Total issued                          292,640      2,896,567
Shares redeemed                      (263,160)    (2,632,858)
                                 ------------   ------------
Net increase                           29,480   $    263,709
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                           368,083   $  3,622,074
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,696         42,310
                                 ------------   ------------
Total issued                          372,779      3,664,384
Shares redeemed                      (392,451)    (3,747,857)
                                 ------------   ------------
Net decrease                          (19,672)  $    (83,473)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           599,650   $  6,180,271
Automatic conversion of shares         31,011        318,122
Shares issued to shareholders in
reinvestment of dividends and
distributions                          99,660        963,719
                                 ------------   ------------
Total issued                          730,321      7,462,112
Shares redeemed                      (992,678)   (10,177,152)
                                 ------------   ------------
Net decrease                         (262,357)  $ (2,715,040)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,341,253   $ 13,808,237
Automatic conversion of shares         38,393        370,604
Shares issued to shareholders in
reinvestment of dividends and
distributions                          17,279        156,896
                                 ------------   ------------
Total issued                        1,396,925     14,335,737
Shares redeemed                    (1,996,494)   (20,035,069)
                                 ------------   ------------
Net decrease                         (599,569)  $ (5,699,332)
                                 ============   ============


5. Commitments:
At June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,416,000 and $3,135,000, respectively.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors,
Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 15, 1997
</AUDIT-REPORT>



PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 6/30/97

                                 Country of     Percent of
Ten Largest Equity Holdings        Origin       Net Assets

PT Wicaksana Overseas
  International                   Indonesia        1.7%
Sinocan Holdings Ltd.             Hong Kong        1.3
Metromail Corporation             United States    1.3
Amway (Malaysia) Holdings BHD     Malaysia         1.2
Tingyi (Cayman Islands)
  Holdings Co.                    Hong Kong        1.2
Ariake Japan Co., Ltd.            Japan            1.2
UNC,Inc.                          United States    1.1
ADO Electric Industrial Co., Ltd. Japan            1.1
Misys PLC                         United Kingdom   1.1
Burswood Property Trust           Australia        1.1


                                               Percent of
Ten Largest Industries                         Net Assets

Computer Software                                 3.6%
Engineering & Construction                        3.5
Data Processing                                   2.9
Telecommunications                                2.8
Retail Specialty                                  2.7
Beverages                                         2.6
Electronics                                       2.6
Food/Food Processing                              2.4
Chemicals                                         2.3
Computer Services                                 2.3